Exhibit 10.3

Execution Version
DOMO, INC.

REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made as of March 1, 2022, by and between Domo, Inc., a Delaware corporation (the “Company”) and Joshua G. James (the “Stockholder”). Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to them in Section 1.
RECITAL
WHEREAS: The Company and the Stockholder desire to enter into this Agreement to set forth certain rights relating to the registration of certain shares held by Stockholder and his Affiliates.
NOW, THEREFORE: In consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
Section 1
Definitions
1.1Certain Definitions.   As used in this Agreement, the following terms shall have the meanings set forth below:
(a)“Affiliate” means, with respect to any specified person, any other person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified person, including, without limitation, any general partner, officer, director or manager of such person and any venture capital fund or other private investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management with, such person. Without limiting the generality of the foregoing, the Stockholder’s Affiliates shall be deemed to include Cocolalla, LLC and Marina James.
(b)“Board” shall have the meaning set forth in Section 2.4 hereof.
(c)“Change of Control” shall mean an Acquisition, as that term is defined in the Company’s Amended and Restated Certificate of Incorporation (as may be amended and/or restated from time to time).
(d)“Class A Common Stock” shall mean the shares of the Company’s Class A Common Stock.
(e)“Class B Common Stock” shall mean the shares of the Company’s Class B Common Stock.
(f)“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
(g)“Common Stock” shall mean the Class A Common Stock and Class B Common Stock of the Company.

(h)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.
(i)“Indemnified Party” shall have the meaning set forth in Section 2.6(c) hereof.
(j)“Indemnifying Party” shall have the meaning set forth in Section 2.6(c) hereof.
(k)“Other Selling Stockholders” shall mean persons other than the Stockholder who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.
(l)“Other Shares” shall mean shares of Common Stock, other than Registrable Securities (as defined below), with respect to which registration rights have been granted.
(m)“Registrable Securities” shall mean (i) shares of Class A Common Stock held or issued upon conversion of Class B Common Stock held by Stockholder or his Affiliates, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock described in clause (i) or (ii) above which have previously been registered or which have been sold in a transaction either pursuant to a registration statement or Rule 144.
(n)The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.
(o)“Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one special counsel for the Stockholder (provided such fees and disbursements for such special counsel do not exceed $50,000 for any registration), blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of other counsel for the Stockholder and the compensation of regular employees of the Company, which shall be paid in any event by the Company.
(p)“Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.
(q)“Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.
(r)“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.
(s)“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

(t)“Withdrawn Registration” shall mean a forfeited demand registration under Section 2.1 in accordance with the terms and conditions of Section 2.4.
Section 2
Registration Rights
2.1Requested Registration.
(a)Request for Registration. Subject to the conditions set forth in this Section 2.1, if the Company shall receive from the Stockholder a written request that the Company effect any registration with respect to all or a part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be registered by the Stockholder), the Company will, as soon as practicable and in any event within sixty (60) days after the date of such request is given by the Stockholder, file and use its best efforts to cause such registration to be effected (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request.
(b)Limitations on Requested Registration. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1:
(i)If the Stockholder proposes to sell Registrable Securities, the aggregate proceeds of which (after deduction of underwriters’ discounts) are less than $10,000,000;
(ii)In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
(iii)After the Company has initiated two (2) such registrations pursuant to this Section 2.1;
(iv)During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration (or ending on the subsequent date on which all market stand-off agreements applicable to the offering have terminated); provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective;
(v)If the Stockholder proposes to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 2.3 hereof;
(vi)If the Stockholder does not request that such offering be firmly underwritten by underwriters selected by the Stockholder (subject to the reasonable consent of the Company); and
(vii)If the Company, on the one hand, and the Stockholder on the other hand, are unable to obtain the commitment of the underwriter described in clause (b)(vi) above to firmly underwrite the offering.

(c)Deferral. If (i) in the good faith judgment of the Board of Directors of the Company (the “Board”), the filing of a registration statement covering the Registrable Securities would be be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (1) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company, (2) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (3) render the Company unable to comply with requirements under the Securities Act or Exchange Act, and the Board concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Stockholder a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then (in addition to the limitations set forth in Section 2.1(b)(iv) above) the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Stockholder and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.
(d)Other Shares. The registration statement filed pursuant to the request of the Stockholder may, subject to the provisions of Section 2.1(e), include Other Shares, and may include securities of the Company being sold for the account of the Company.
(e)Underwriting. If the Stockholder intends to distribute the Registrable Securities covered by its request by means of an underwriting, the Stockholder shall so advise the Company as a part of its request made pursuant to this Section 2.1. If the Company shall request inclusion in any registration pursuant to Section 2.1 of securities being sold for its own account, or if Other Selling Stockholders shall request inclusion in any registration pursuant to Section 2.1, the Stockholder shall offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such Other Selling Stockholders in such underwriting and the inclusion of the Company’s and such Other Selling Stockholders’ other securities of the Company and their acceptance of the further applicable provisions of this Section 2. The Company shall (together with the Stockholder and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting as set forth in Section 2.1(b)(vi).
Notwithstanding any other provision of this Section 2.1, if the underwriters in good faith advise the Stockholder in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities and Other Shares that may be so included shall be allocated as follows: (i) first to the Stockholder; (ii) second, among all Other Selling Stockholders requesting to include Other Shares in such registration statement based on the pro rata percentage of Other Shares held by such Other Selling Stockholders, on an as-converted basis; and (iii) third, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company. In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded.
If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Stockholder. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.1(e), then the Company shall then offer to Other Selling Stockholders who have retained rights to include securities in the registration the right to include additional Other Shares in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Other Selling Stockholders requesting additional inclusion, as set forth above.
2.2Company Registration.
(a)Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Section 2.1 or 2.3, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:
(i)promptly, and in any event within thirty (30) days prior to filing any registration statement, give written notice of the proposed registration to the Stockholder; and
(ii)use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by the Stockholder received by the Company within fifteen (15) days after such written notice from the Company is mailed or delivered; provided that the Stockholder may only request that its Registrable Securities be included in a registration pursuant to this Section 2.2 with respect to one (1) registration. Such written request may specify all or a part of the Stockholder’s Registrable Securities.
(b)Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Stockholder as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of the Stockholder to registration pursuant to this Section 2.2 shall be conditioned upon the Stockholder’s participation in such underwriting and the inclusion of the Stockholder’s Registrable Securities in the underwriting to the extent provided herein. The Stockholder, if it is proposing to distribute its securities through such underwriting, shall (together with the Company, the Other Selling Stockholders and other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.
(A)Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Company in good faith and in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below), limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account; (ii) second, to the Stockholder; and (iii) third, to the Other Selling Stockholders requesting to include Other Shares in such registration statement based on the pro rata percentage of Other Shares held by such Other Selling Stockholders, assuming conversion.

If the Stockholder has requested inclusion in such registration as provided above and does not agree to the terms of any such underwriting, the Stockholder shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.
(c)Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not the Stockholder has elected to include securities in such registration.
(d)Limitation on Company Registration. The Company shall not be obligate to effect, or to take any action to effect, any such registration of Registrable Securities pursuant to this Section 2.2 if the Company has already effected one (1) such registration.
2.3Registration on Form S-3.
(a)Request for Form S-3 Registration. Any time when it is eligible to use a Form S-3 registration statement, the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2 and subject to the conditions set forth in this Section 2.3, if the Company shall receive from the Stockholder a written request that the Company effect any registration on Form S-3 or any similar short form registration statement with respect to all or part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Stockholder or Affiliates of Stockholder), the Company will take all such action with respect to such Registrable Securities as required by Section 2.1(a).
(b)Limitations on Form S-3 Registration. The Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.3:
(i)In the circumstances described in either Sections 2.1(b)(ii) or 2.1(b)(iv) or if Form S-3 is not available for such offering;
(ii)If the Stockholder, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $2,500,000; or
(iii)if the Company has already effected one (1) such registration.
(c)Deferral. The provisions of Section 2.1(c) shall apply to any registration pursuant to this Section 2.3.
(d)Underwriting. If the Stockholder requests registration under this Section 2.3 and intends to distribute the Registrable Securities covered by its request by means of an underwriting, the provisions of Section 2.1(e) shall apply to such registration. Notwithstanding anything contained herein to the contrary, registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration or registrations effected pursuant to Section 2.1.
2.4Expenses of Registration.  All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 hereof shall be borne by the Company; provided,

however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3 if the registration request is subsequently withdrawn at the request of the Stockholder, unless the Stockholders agrees to forfeit its right to one (1) demand registration pursuant to Section 2.1 or Section 2.3, as applicable; provided, however, in the event that at the time of such withdrawal, the Stockholder has learned of a material adverse change in the condition, business or prospects of the Company from that known to the Stockholder at the time of its request and has withdrawn its request with reasonable promptness following disclosure by the Company of such material adverse change, then the Stockholder shall not be required to pay any of such expenses and shall retain its rights pursuant to Section 2.1 or Section 2.3, as applicable. All Selling Expenses relating to securities registered on behalf of the Stockholder shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.
2.5Registration Procedures.   In the case of each registration effected by the Company pursuant to Section 2, the Company will keep the Stockholder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its commercially reasonable efforts to:
(a)Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective, and keep such registration effective for a period of ending on the earlier of the date which is one hundred and twenty (120) days from the effective date of the registration statement or, if earlier, such time as the Stockholder has completed the distribution described in such registration statement;
(b)Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection 2.5(a) above;
(c)Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Stockholder from time to time may reasonably request;
(d)Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Stockholder; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;
(e)Notify the Stockholder, if covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(f)Furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and reasonably satisfactory to the Stockholder and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;
(g)Provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;
(h)Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and
(i)In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1 hereof, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions, and provided further, that the Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement.
2.6Indemnification.
(a)To the extent permitted by law, the Company will indemnify and hold harmless the Stockholder, each of its legal counsel and accountants, each person controlling the Stockholder within the meaning of the Securities Act or the Exchange Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of the Securities Act or the Exchange Act any underwriter, against all expenses, claims, losses, damages and liabilities, whether joint or several, (or actions, proceedings or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, including any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state or federal securities laws or any rule or regulation thereunder, and the Company will reimburse the Stockholder, each of its legal counsel and accountants and each person controlling the Stockholder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, as incurred; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon and in conformity with written information furnished to the Company by the Stockholder, any of the Stockholder’s legal counsel or accountants, any person controlling the Stockholder, such underwriter or any person who controls any such underwriter, and stated to be specifically for use therein; and provided, further that, the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).
(b)To the extent permitted by law, the Stockholder will, if Registrable Securities held by the Stockholder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, members, stockholders, partners, legal counsel and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue written material information furnished to the Company by the Stockholder contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Stockholder of the Securities Act, the Exchange Act, any state or federal securities laws or any rule or regulation thereunder, and will reimburse the Company and such directors, officers, members, stockholders, partners, legal counsel and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement), omission (or alleged omission) or violation (or alleged violation) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Stockholder and stated to be specifically for use therein; provided, however, that the obligations of the Stockholder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of the Stockholder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 2.6 exceed the net proceeds from the offering received by the Stockholder.
(c)Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such; and provided further that the failure of any Indemnified Party to give notice as provided herein shall only relieve the Indemnifying Party of its obligations under this Section 2.6, to the extent such failure is materially prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
(d)If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such

Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Stockholder will not be required under this Section 2.6(d) to contribute any amount which (when combined with the amounts paid or payable by the Stockholder pursuant to Section 2.6(b)) exceeds the net proceeds from the offering received by such person or entity, except in the case of fraud or willful misconduct by the Stockholder. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.
(e)Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
2.7Information by Stockholder.   The Stockholder shall furnish to the Company such information regarding the Stockholder and the distribution proposed by the Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.
2.8Delay of Registration.   The Stockholder shall not have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.
2.9Transfer or Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may not be transferred or assigned.
2.10Termination of Registration Rights.  The right of the Stockholder to request registration or inclusion in any registration pursuant to Sections 2.1, 2.2 or 2.3 shall terminate on the fifth anniversary of the date of this Agreement.
Section 3
Miscellaneous
3.1Amendment.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Stockholder.
3.2Notices.  All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, e-mailed, mailed, or delivered to each party as follows: (i) if to the Stockholder, to the Stockholder’s address, facsimile number or e-mail address set forth in the Company’s records, or at such other address, facsimile number or e-mail address as the Stockholder shall have furnished the Company in writing, with a copy to Joseph L. Johnson III, Alexis Coll-Very and Andrew H. Goodman, Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210 (jjohnson@goodwinlaw.com, acollvery@goodwinlaw.com, agoodman@goodwinlaw.com), or (ii) if to the Company, at 772 East Utah Valley Drive, American Fork, Utah 84003, facsimile number: (801) 235-1600, Attn: Chief Executive Officer, or at such other address or facsimile number as the Company shall have furnished to the Stockholder in writing, with a copy to Patrick Schultheis, Wilson Sonsini Goodrich & Rosati, Professional Corporation, 701 Fifth Avenue, Suite 5100, Seattle, Washington 98104. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile or e-mail (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid. With respect to any notice given by the Company under any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws, the Stockholder agrees that such notice may be given by facsimile or by electronic mail. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.
3.3Governing Law.  This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.
3.4Successors and Assigns.  This Agreement, and any and all rights, duties and obligations hereunder shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Stockholder set forth in this Agreement may be not be transferred or assigned without the Company’s prior written consent.
3.5Entire Agreement.  This Agreement and the exhibits hereto and the Cooperation Agreement between Stockholder and the Company, dated on or about the date hereof, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.
3.6Delays or Omissions.  Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.
3.7Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.
3.8Titles and Subtitles.   The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.
3.9Counterparts.   This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

3.10Telecopy Execution and Delivery.   A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.
3.11Further Assurances.   Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.
3.12Termination Upon Change of Control.   Notwithstanding anything to the contrary herein, this Agreement (excluding any then-existing obligations) shall terminate upon a Change of Control in which the consideration received by the Investors is in the form of cash and/or marketable securities.
3.13Conflict.  In the event of any conflict between the terms of this Agreement and the Company’s Certificate of Incorporation, the terms of the Certificate of Incorporation will control.
3.14Aggregation of Stock.  All securities held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for purposes of determining the availability of any rights under this Agreement.
3.15 Dispute Resolution.  Any unresolved controversy or claim arising out of or relating to this Agreement shall be submitted to arbitration under the Commercial Rules of the American Arbitration Association (the “AAA”) in effect as of the date of this Agreement. Arbitration shall be by a single arbitrator mutually agreed upon by the parties; if no agreement can be reached within 30 days after names of potential arbitrators have been proposed by AAA, then by one arbitrator who is chosen by the AAA in accordance with the Commercial Rules. The arbitration shall take place in the State of Utah, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. Before engaging in arbitration, the parties agree to first attempt to resolve the dispute informally or with the assistance of a neutral third-party mediator. Each party acknowledges that by agreeing to this arbitration procedure, such party waives the right to resolve any such dispute, claim or demand through a trial by jury or judge or by administrative proceeding. The arbitrator, and not a court, shall also be authorized to determine arbitrability. Claims will be governed by applicable statutes of limitations. The arbitrator may in his or her discretion award attorneys’ fees and costs to the prevailing party. This arbitration agreement does not cover any action seeking only emergency, temporary or preliminary injunctive relief (including a temporary restraining order) in a court of competent jurisdiction in accordance with applicable law to protect a party’s confidential or trade secret information. This arbitration agreement shall be construed and interpreted in accordance with the Federal Arbitration Act.

(Signature pages follow)

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

COMPANY:

DOMO, INC.
By: /s/ Dan Stevenson
Name: Dan Stevenson
Title: Chief Legal Officer

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

STOCKHOLDER:
JOSHUA G. JAMES

        /s/ Joshua G. James
Joshua G. James